UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2013

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11311 (Commission File Number)	13-3386776 (I.R.S. Employer Identification No.)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48033 (zip code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

            On April 1, 2013 Lear Corporation (the “Company”) entered into an agreement (the “Agreement”) with Marcato, L.P., Marcato II, L.P., Marcato International Master Fund, Ltd., Marcato Capital Management LLC, Oskie Master Fund, LP and Oskie Capital Management, LLC (collectively, the “Marcato-Oskie Group”) to settle the proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at the Company’s 2013 Annual Meeting of stockholders (the “2013 Annual Meeting”).

            Pursuant to the Agreement, the Company issued a press release on April 1, 2013 (the “Press Release”) with respect to the Company’s existing share repurchase program and a new share repurchase authorization.

            The Agreement also provides that the Company will appoint an additional director mutually acceptable to both the Company and the Marcato-Oskie Group to the Board as promptly as practicable following the 2013 Annual Meeting.

            Under the terms of the Agreement, the Marcato-Oskie Group agreed to irrevocably withdraw its nominees and proposal submitted to the Company in February 2013 and agreed not to take any further action with respect to any solicitation materials filed with the Securities and Exchange Commission.  The Marcato-Oskie Group also agreed to vote all its shares of the Company’s common stock for each of the Company’s nominees for election to the Board at the 2013 Annual Meeting and in favor of the Company’s “say on pay” proposal.  The Marcato-Oskie Group also agreed to customary standstill restrictions, which are subject certain exceptions.

            The Agreement will terminate on December 31, 2014, subject to possible earlier termination in certain circumstances.

            A copy of the Agreement and the Press Release are filed with this Form 8-K and attached hereto as Exhibits 10.1 and 99.1, respectively, and incorporated by reference herein.  The foregoing descriptions of the Agreement and the Press Release are qualified in their entirety by reference to the full text of the Agreement and the Press Release, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1

Agreement, dated April 1, 2013 by and among Lear Corporation, Marcato, L.P., Marcato II, L.P., Marcato International Master Fund, Ltd., Marcato Capital Management LLC, Oskie Master Fund, LP and Oskie Capital Management, LLC

99.1	Press Release, dated April 1, 2013

SIGNATURE

Pursuant to the requirements of  the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2013
Lear Corporation By: /s/ Jeffrey H. Vanneste Name: Jeffrey H. Vanneste Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1

Agreement, dated April 1, 2013 by and among Lear Corporation, Marcato, L.P., Marcato II, L.P., Marcato International Master Fund, Ltd., Marcato Capital Management LLC, Oskie Master Fund, LP and Oskie Capital Management, LLC

99.1	Press Release, dated April 1, 2013

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